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PRESS RELEASE

         GREENFIELD ONLINE ANNOUNCES PLANS TO SEPARATE ITS CIAO INTERNET
              SURVEY SOLUTIONS AND COMPARISON SHOPPING BUSINESSES

                     MANAGEMENT TRANSITION AT CIAO COMPLETED

WILTON, CONNECTICUT, July 25, 2006 -- Greenfield Online, Inc (Nasdaq: SRVY), a leading provider of Internet survey solutions to marketing research and consulting companies, today announced plans to start the process of separating the Ciao Internet survey solutions and comparison shopping business segments from an operational and legal perspective.

"This decision is consistent with the steps already taken in the first quarter of this year to separate these business segments from a financial reporting perspective," said Al Angrisani, President and CEO of Greenfield Online. "We expect the process will be completed over the next six to nine months and believe it will help facilitate the growth of each business."

The company also announced that Ciao GmbH's two Managing Directors, Max Cartellieri and Gunnar Piening, resigned their positions with the company effective today. Max Cartellieri co-founded Ciao in 1999 and -- following its acquisition by Greenfield Online, Inc. in April 2005 -- had served as the company's Executive Vice President of Corporate Development, and an observer on the Greenfield Online Board of Directors. Gunnar Piening, who joined Ciao in 2000, had served as Senior Vice President, European and Asian Sales and Operations. They will be succeeded by Nicolas Metzke, who has been appointed Managing Director of Ciao effective today. Nicolas has also been with Ciao since 2000 and will head Greenfield Online's European subsidiary Ciao GmbH through the separation process and the Internet survey solution business going forward.

Commented Max Cartellieri: "Seven years after co-founding Ciao in 1999 with Fred Paul, it was time to hand over the baton to the capable and experienced management team that Ciao is fortunate to have attracted over the past few years. Greenfield Online's decision to separate the two Ciao segments has accelerated this process by lessening the need to oversee the combined historic Ciao business. I am immensely proud of everything that we accomplished at Ciao, and I'm confident that a bright future lies ahead for both business units under Nicolas' seasoned leadership."

Stated Gunnar Piening, "I am looking back at more than six highly rewarding years at Ciao, and I'm proud of having been part of the Ciao success story. Both business units are healthy and profitable, and I believe the team in place will continue to deliver. At the same time, the decision to separate the Ciao businesses marks the beginning of a new era for Ciao, and I felt this was a good point in time for me to close this chapter and to pursue new entrepreneurial opportunities."

"I want to thank Max and Gunnar for all their many accomplishments which built Ciao into the successful business it is today," stated Albert Angrisani, President and Chief Executive Officer of Greenfield Online. "I have enjoyed working with them over the past nine months, and I respect their decision to move on at this time. Continuity at Ciao is maintained through the appointment of Nicolas Metzke as Managing Director of Ciao. As a member of Ciao's original management



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team, Nicolas brings outstanding industry experience and a strong understanding of the Ciao business to his new role as Managing Director. I look forward to working with Nicolas to bring a fresh perspective to managing and growing the European franchise."

Commented Nicolas Metzke, Ciao Managing Director: "Separating the two businesses represents a new chapter in Ciao's lifecycle. I am very excited to lead the company through this process and about this new opportunity to take on the responsibility for managing our overall European survey solutions business. I believe we have many opportunities in front of us, and Ciao has a strong team in place to help me execute on our sales growth and client service objectives."

With regard to the comparison shopping business, Mr. Angrisani said: "Executives Stephan Musikant, Vice President of Sales & Marketing and Daniel Keller, VP of Technology & Operations have done a commendable job with the business over the past several months, and they will be an integral part of establishing the Ciao comparison shopping business as an independent entity. As we conclude this process, we anticipate that Daniel and Stephan will be asked to assume the roles of managing directors of the resulting comparison shopping business."

Concluded Angrisani: "The challenges and opportunities ahead in Europe are substantial and I look forward to meeting and taking advantage of them with the Ciao management team of Nicolas Metzke, Daniel Keller, and Stephan Musikant, as well as Alberto Abisso, Vice President of Operations and Markus Bocker, Vice President Finance."

ABOUT GREENFIELD ONLINE

Greenfield Online, headquartered in Wilton, CT, is a leading independent provider of Internet survey solutions to the global marketing research industry. The company operates in Europe through its Ciao subsidiary. The company has built and actively manages one of the world's largest communities of online panels, proprietary RIS(TM) or Random-Internet Sampling methodology, comparison shopping members and affiliates. This global respondent community, when coupled with a Six Sigma quality control processes and robust survey technology, allows Greenfield Online to supply its clients with diverse, demographically representative survey research data. For more information visit http://www.Greenfield.com or http://www.ciao-group.com.

European Press contact:
Katherine Allan
+44 (0) 207 395 1229
press@ciao-group.com

North American Company Contact:
Cynthia Brockhoff
Vice President -- Investor Relations
Greenfield Online
Ph: (203)-846-5772
Cbrockhoff@Greenfield.com

Cautionary Note Regarding Forward Looking Statements

Certain statements contained in this press release may constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, our intention and ability to separate the Ciao comparison shopping business and the Ciao Internet survey solutions business, our intention and ability to operate such businesses as separate entities, the ability of the new Ciao management team to address the challenges and opportunities facing us in Europe, and to grow and manage the Internet survey solutions and comparison shopping businesses in Europe, as well as predictions and guidance relating to our future financial performance and growing customer demand for online marketing research, sales bookings, bid volume, backlog, as well as statements of plans and objectives relating to our future operations, services and products. In some cases, you can identify forward-looking statements by terminology

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such as, "may," "should," "expects," "plans," "anticipates," "believes,"
"estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to the continued growth of internet based shopping portals in Europe in general and the growth of the Ciao shopping portals in particular; the continued growth of merchants and advertisers working with Ciao, the strength of the Ciao comparison shopping management platform, and other important factors detailed in the "Risk Factors" section of our Annual Reports on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission and which are available at http://www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com.